Filed pursuant to Rule 497(a)

Registration No. 333-279023

Rule 482ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING OF

$1 BILLION 5.800% UNSECURED NOTES DUE 2032

New York, NY—January 2, 2025— Ares Capital Corporation (Nasdaq: ARCC) announced that it has priced an underwritten public offering of $1 billion in aggregate principal amount of 5.800% notes due 2032. The notes will mature on March 8, 2032 and may be redeemed in whole or in part at Ares Capital’s option at any time at par plus a “make-whole” premium, if applicable.

BofA Securities, Inc., J.P. Morgan Securities LLC, SMBC Nikko Securities America, Inc., Wells Fargo Securities, LLC, MUFG Securities Americas Inc., Mizuho Securities USA LLC, RBC Capital Markets, LLC and Truist Securities, Inc. are acting as joint book-running managers for this offering. BNP Paribas Securities Corp., CIBC World Markets Corp., Morgan Stanley & Co. LLC, SG Americas Securities, LLC, Regions Securities LLC, Barclays Capital Inc., BNY Mellon Capital Markets, LLC, Capital One Securities, Inc., Goldman Sachs & Co. LLC, ICBC Standard Bank Plc, Natixis Securities Americas LLC and U.S. Bancorp Investments, Inc. are acting as joint lead managers for this offering. Ares Management Capital Markets LLC, ING Financial Markets LLC, R. Seelaus & Co., LLC, Citigroup Global Markets Inc., Comerica Securities, Inc., Deutsche Bank Securities Inc., Keefe, Bruyette & Woods, Inc., Academy Securities, Inc., Loop Capital Markets LLC, Samuel A. Ramirez & Company, Inc. and Siebert Williams Shank & Co., LLC are acting as co-managers for this offering. The offering is expected to close on January 8, 2025, subject to customary closing conditions.

Ares Capital expects to use the net proceeds of this offering to repay certain outstanding indebtedness under its debt facilities. Ares Capital may reborrow under its debt facilities for general corporate purposes, which include investing in portfolio companies in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Ares Capital before investing. The pricing term sheet dated January 2, 2025, the preliminary prospectus supplement dated January 2, 2025, and the accompanying prospectus dated May 1, 2024, each of which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital and should be read carefully before investing.

The information in the pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The pricing term sheet, the preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of Ares Capital and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus supplement (and accompanying prospectus) may be obtained from BofA Securities, Inc., NC1-022-02-25, 201 North Tryon Street, Charlotte, NC 28255-0001, Attn: Prospectus Department, or by calling 1-800-294-1322, or email dg.prospectus_requests@bofa.com; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, NY 10179, Attn: Investment Grade Syndicate Desk, 1-212-834-4533; SMBC Nikko Securities America, Inc. at 277 Park Avenue, New York, New York 10172, Attn: Debt Capital Markets, 1-888-868-6856; or Wells Fargo Securities, LLC at 1-800-645-3751.

ABOUT ARES CAPITAL CORPORATION

Founded in 2004, Ares Capital is a leading specialty finance company focused on providing direct loans and other investments in private middle market companies in the United States. Ares Capital’s objective is to source and invest in high-quality borrowers that need capital to achieve their business goals, which oftentimes can lead to economic growth and employment. Ares Capital believes its loans and other investments in these companies can help generate attractive levels of current income and potential capital appreciation for investors. Ares Capital, through its investment manager, utilizes its extensive, direct origination capabilities and incumbent borrower relationships to source and underwrite predominantly senior secured loans but also subordinated debt and equity investments. Ares Capital has elected to be regulated as a business development company (“BDC”) and was the largest publicly traded BDC by market capitalization as of December 31, 2024. Ares Capital is externally managed by a subsidiary of Ares Management Corporation (NYSE: ARES), a publicly traded, leading global alternative investment manager.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or Ares Capital’s future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results and conditions may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in Ares Capital’s filings with the Securities and Exchange Commission. Ares Capital undertakes no duty to update any forward-looking statements made herein.

INVESTOR RELATIONS CONTACTS

Ares Capital Corporation

John Stilmar or Carl Drake

888-818-5298

irarcc@aresmgmt.com